U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (date of earliest event reported): April 30, 2002




                         Commission file number 0-22464




                                KOALA CORPORATION
                                -----------------
                      (Exact name of small business issuer
                          as specified in its charter)



           Colorado                                        84-1238908
           --------                                        ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)




                 7881 South Wheeling Court, Englewood, CO 80112
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 539-8300
                                 --------------
                           (Issuer's telephone number)




                                 Not Applicable
                                 --------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

ITEM 5.  OTHER EVENTS

         On April 30, 2002, Mark A. Betker resigned as President, Chief Executive Officer, Chairman of the Board and director of Koala Corporation (the "Company"). James A. Zazenski, former Executive Vice President of the Company, has been named President and Chief Operating Officer. Mr. Betker does not plan to stand for re-election to the board of directors at the Company's Annual Meeting and the board of directors does not plan to nominate a replacement director. The board of directors plans to initiate a search for a new Chief Executive Officer.

         The Company issued a press release announcing the resignation and promotion, a copy of which is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)               Exhibits.

         99.1              Press Release issued April 30, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KOALA CORPORATION




Date:  April 30, 2002                       By:  /s/ Aimee E. Rose
                                                -----------------------------
                                            Aimee E. Rose, Vice President and
                                            General Counsel